Bramshill Income Performance Fund	Bramshill Income Performance Fund Institutional Class BRMSX Summary Prospectus April 8, 2016 www.bramshillfunds.com

Before you invest, you may want to review the Bramshill Income Performance Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated February 24, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.bramshillfunds.com.  You can also get this information at no cost by calling 877-BRAMS18 or 877-272-6718 or by sending an e-mail request to info@bramshillfunds.com.

Investment Objective
The Fund seeks to maximize total return.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1)	0.82%	0.82%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.69%	1.94%
Less: Fee Waiver and/or Expense Reimbursement	-0.57%	-0.57%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.12%	1.37%
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Bramshill Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.10% and 1.35% of average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least February 28, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$114	$417
Investor Class	$139	$494

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund
The Fund implements a tactical fixed income strategy which seeks to maximize total return across different types of fixed income products and, based on market conditions, may also hold cash, cash equivalents and alternative investments.

The Fund’s investments are a tactical portfolio of income-producing securities, including up to 80% in investment grade corporate bonds and up to 40% in high yield bonds (i.e. junk bonds), which are defined as debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest up to 70% in preferred stocks, up to 80% in U.S. municipal bonds, and up to 100% in U.S. Treasuries. The Fund may also invest up to 15% in fixed income closed-end funds and up to 25% in fixed income exchange traded funds (“ETFs”). The Fund may also invest up to 25% in foreign issuers of U.S. dollar denominated fixed income securities.

The Fund is actively managed, typically with between 40 and 50 investments, incorporating sector allocations and tactical hedging during various interest rate and market environments. The Adviser uses fundamental credit and relative value analysis, and focuses on securities with transparent pricing, actively-traded capital structures and a high level of liquidity. The Fund seeks to maintain an average credit rating of investment grade. The average duration of the strategy is expected to be approximately six years, with an expected range of between three and nine years.

The Fund may also sell short U.S. Treasury securities (of an aggregate dollar value not exceeding 33 1/3% of the aggregate dollar value of the Fund’s assets) only as a hedge based on market conditions. The Fund seeks to mitigate the negative impact of rising Treasury interest rates on the performance of investment grade bonds (conversely limiting the positive impact of falling interest rates). These short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.

The Fund’s strategies may result in frequent portfolio trading and high portfolio turnover (typically greater than 100%). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in the Fund’s annual operating expenses or in the expense example, affect the Fund’s performance.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment:

Call Risk
During a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Closed-End Fund Risk
Shares of closed-end funds frequently trade at a price per share that is less than the net asset value (“NAV”) per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.

Credit Risk
The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value.

ETF Trading Risk
Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF.

Foreign Securities Risk
U.S. dollar denominated securities of foreign issuers involves special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments.

Hedging Risk
The short positions in Treasury securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.

High Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders. The Fund’s portfolio turnover may exceed 100% per year.

High Yield Securities Risk
Securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Interest Rate Risk
Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.

Management Risk
Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Market Risk
Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Municipal Securities Risk
Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due.

New Fund Risk
The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Short Sale Risk
The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

U.S. Government Securities Risk
U.S. Government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at www.bramshillfunds.com or by calling the Fund toll-free at 877-BRAMS18 or 877-272-6718.

Management
Investment Adviser:  Bramshill Investments, LLC is the Fund’s investment adviser.

Portfolio Managers:
Art DeGaetano and Derek Pines are the portfolio managers of the Fund and each has managed the Fund since inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Bramshill Income Performance Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 877-BRAMS18 or 877-272-6718, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers.

	Institutional Class	Investor Class
Minimum Initial Investment	$250,000	$1,000
Minimum Subsequent Investment	$50,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.